FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”) dated as of February 28, 2013 to the Loan Agreement referenced below is between Vocus, Inc., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto and Bank of America, N.A. (the “Bank”).

W I T N E S S E T H

WHEREAS, pursuant to the Loan Agreement (as amended, modified and supplemented from time to time, the “Loan Agreement”) dated as of February 27, 2012 among the Borrower and the Bank, the Bank has agreed to make credit extensions available to the Borrower; and

WHEREAS, the Borrower has requested an amendment to the Loan Agreement and the Bank has agreed to the requested amendment on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Loan Agreement.

2. Amendments.

2.1	In Section 2.2(a) of the Loan Agreement the reference to “February 27, 2013” is amended to read “April 15, 2014”.

2.2	In Section 7.2(b) of the Loan Agreement the phrase “(including the last fiscal quarter in each fiscal year)” is amended to read “(other than the last fiscal quarter in each fiscal year)”.

3. Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of the following conditions precedent in each case in form and substance acceptable to the Bank:

(a) Receipt by the Bank of executed copies of this Amendment by the Loan Parties.

(b) Receipt by the Bank of an opinion of legal counsel to the Loan Parties.

(c) Receipt by the Bank of resolutions adopted by the board of directors (or equivalent governing body) of each Loan Party approving this Amendment and the transactions contemplated hereby, in each case certified by a secretary or assistant secretary of such Loan Party, as applicable, to be true and correct as of the date hereof and in each case in form and substance reasonably satisfactory to the Bank.

(d) Receipt by the Bank of a renewal fee in an amount equal to $37,500.00.

4. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Loan Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Loan Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5. Reaffirmation of Representations and Warranties; No Default. The Borrower represents and warrants to the Bank that after giving effect to this Amendment, (a) the representations and warranties of the Loan Parties contained in the Loan Documents, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects on and as of the date hereof and (b) no Event of Default under the Loan Agreement, or any event which, with notice or lapse of time would constitute an Event of Default under the Loan Agreement, exists as of the date hereof.

6. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents

7. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9. Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

10. Governing Law. This Amendment is governed by and shall be interpreted according to federal law and the laws of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	VOCUS, INC., a Delaware corporation
By: /s/ Stephen A. Vintz (Seal)

Name:Stephen A. Vintz Title:Executive Vice President and Chief Financial Officer
GUARANTORS:
VOCUS ACQUISITION LLC,
a Maryland limited liability company
VOCUS PRW HOLDINGS LLC,
a Maryland limited liability company
VOCUS NM LLC, a Maryland limited liability company
VOCUS SOCIAL MEDIA LLC,
a California limited liability company
ICONTACT LLC, a Delaware limited liability company

By:VOCUS, INC., a Delaware corporation, As sole member of each of the foregoing
	By:/s/ Stephen A. Vintz	(Seal)

Name:Stephen A. Vintz Title:Executive Vice President and Chief Financial Officer
BANK:	BANK OF AMERICA, N.A.
By: } /s/ Michael J. Radcliffe Name: Michael J. Radcliffe Title: Senior Vice President By:

/s/ Michael J. Radcliffe
Name:		Michael J. Radcliffe
Title:		Senior Vice President